UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

122 E. Butler Avenue

Suite 300

Ambler, PA 19002

(Address of principal executive offices) (Zip code)

Mark Mulholland

122 E. Butler Avenue

Suite 300

Ambler, PA 19002

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

December 31, 2025

MATTHEW 25 FUND

MXXVX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Matthew 25 Fund - MXXVX for the period January 1, 2025 to December 31, 2025, as well as certain changes to the Fund.

You can find additional information, including the Shareholder's Letter, at www.matthew25fund.com or you can also request this information by contacting us at 1-888-M25-FUND.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

Matthew 25 Fund	$120	1.10%

managment’s discussion of fund performance

Dear Owners,

Our Matthew 25 Fund’s (MXXVX) return was 18.45% in 2025. This was greater than the 17.88% return on the S&P 500 Index. Our Fund is still close to fully invested at 99.3% of total assets. I always emphasize long-term investing over trading and market timing. Below are additional time periods’ returns for your information:

 Period       MXXVX    S&P 500

3 years       27.22%      22.96%

15 years     13.55%     14.05%

25 years     10.42%        8.82%

30 years      11.51%     10.34%

A $10,000.00 investment in MXXVX at its start on 10/16/1995 has grown to $268,487.48. This is a period of just over 30 years. My wife and I have been owners since the beginning and we intend to buy more shares this current year. As of 2/13/26, we own 12.80% of MXXVX.

During this past year, I made the following changes to our portfolio:

Sold – Mastercard, Vornado, Flutter and MGM

Bought + Taiwan Semiconductor, Eli Lilly, Nucor, Fannie Mae, Solstice Adv. Materials, and Circle Internet Group

Explanations for these portfolio changes along with performances for these new holdings and our legacy investments are provided in my Letter for Shareholders December 2025 which is on our website. The link is as follows:

https://www.matthew25fund.com/annual-reports/

You will need to scroll down and then click on the letter to open it. As always, it is my honor to work for you and to invest side-by-side with you.

Good fortune,

Mark Mulholland

Performance graph

AVERAGE ANNUAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Matthew 25 Fund	18.45%	11.97%	13.67%
S&P 500 Index	17.88%	14.42%	14.81%

Hypothetical Cumulative Performance Comparison of $10,000 Investment For the Past 10 Years

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-888-M25-FUND.

Fund statistics

NET ASSETS:	$329,310,530
PORTFOLIO HOLDINGS:	23
PORTFOLIO TURNOVER:	37.03%
ADVISORY FEES PAID BY FUND:	$3,098,922

Asset Allocation

Semiconductors & Related Devices	33.21%
Retail-Catalog & Mail-Order Houses	8.59%
Pharmaceutical Preparations	8.32%
Federal & Federally - Sponsored Credit Agencies	4.95%
Electronic Computers	4.75%
Security Brokers, Dealers & Exchanges	4.67%
Services-Business Services	4.66%
Motor Vehicles & Passenger Car Bodies	4.57%
National Commercial Bank	4.55%
Investment Advice	3.93%
Fire, Marine & Casualty Insurance	3.44%
State Commercial Banks	3.41%
Hotels & Motels	2.43%
Finance Services	1.81%
Air Courier Services	1.75%
Carpets & Rugs	1.53%
Chemicals & Allied Products	1.49%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)	1.24%
Money Market Fund	0.63%
Business Services	0.00%
Total % Of Net Assets	99.93%

Ttop ten holdings

1.	Nvidia Corp.	24.07%
2.	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	9.14%
3.	Amazon.com, Inc.	8.59%
4.	Eli Lilly & Co.	8.32%
5.	Federal Agricultural Mortgage Corp. *	4.93%
6.	Apple, Inc.	4.75%
7.	Goldman Sachs Group, Inc.	4.67%
8.	Mercadolibre, Inc. (Uruguay)	4.66%
9.	Tesla, Inc.	4.57%
10.	JP Morgan Chase & Co.	4.55%
	Total % Of Net Assets	78.25%
* Indicates a combined position.

HOW HAS THE FUND CHANGED

The Fund has not had any material changes during the year ended December 31, 2025.

Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would prefer that your Matthew 25 Fund documents not be householded, please contact Matthew 25 Fund at 1-888-M25-FUND, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Matthew 25 Fund or your financial intermediary.

Availability of Additional Information about the Fund

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://www.matthew25fund.com/ or contact us at 1-888-M25-FUND.

For a more thorough understanding of our investment process, including a fuller description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our shareholder letters contained within previous Annual and Semi-Reports, as well as current shareholder letters, available at https://www.matthew25fund.com/

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Trustees acts as the audit committee.  The Board of Trustees has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" trustee, and Ms. Guendelsberger is an "independent" trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

           12/31/2025        12/31/2024

Audit Fees             $ 23,000          $  23,000

Audit-Related Fees     $      0          $       0

Tax Fees               $  6,000          $   6,000

All Other Fees         $      0          $       0

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) All non-audit fees billed by the registrant’s accountant for services rendered to the registrant are indicated above under Tax Fees. No other non-audit fees were billed to or paid by the registrant. Additionally, the registrant’s investment adviser paid no fees for any services to the registrant’s accountant (see (h)).

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

Matthew 25 Fund

ANNUAL FINANCIAL STATEMENTS

DECEMBER 31, 2025

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

Matthew 25 Fund

				SCHEDULE OF INVESTMENTS
		DECEMBER 31, 2025

Shares/Principal Amount		Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
20,000	FedEx Corp.	$1,718,347	$5,777,200	1.75%

Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 03/03/2025) (*) (***) (b)	1,397	7,795	0.00%

Carpets & Rugs
180,000	Interface, Inc.	1,219,067	5,025,600	1.53%

Chemicals & Allied Products
101,000	Solstice Advanced Materials, Inc. *	4,811,555	4,906,580	1.49%

Electronic Computers
57,500	Apple, Inc.	190,717	15,631,950	4.75%

Federal & Federally - Sponsored Credit Agencies
17,000	Federal Agricultural Mortgage Corp. Class C	1,325,013	2,984,690
98,477	Federal Agricultural Mortgage Corp. Class A **	8,189,687	13,245,157
8,000	Federal National Mortgage Association Fannie Mae *	81,758	85,840
		9,596,458	16,315,687	4.95%
Finance Services
75,000	Circle Internet Group, Inc. Class A *	6,075,646	5,947,500	1.81%

Fire, Marine & Casualty Insurance
15	Berkshire Hathaway, Inc. Class A *	637,573	11,322,000	3.44%

Hotels & Motels
765,000	Park Hotels & Resorts, Inc.	8,473,922	8,001,900	2.43%

Investment Advice
101,500	KKR & Co., Inc. Class A	1,397,633	12,939,220	3.93%

Motor Vehicles & Passenger Car Bodies
33,500	Tesla, Inc. *	4,808,255	15,065,620	4.57%

National Commercial Bank
46,500	JP Morgan Chase & Co.	1,527,610	14,983,230	4.55%

Pharmaceutical Preparations
25,500	Eli Lilly & Co.	19,513,117	27,404,340	8.32%

Retail-Catalog & Mail-Order Houses
122,500	Amazon.com, Inc. *	12,820,906	28,275,450	8.59%

Security Brokers, Dealers & Exchanges
17,500	Goldman Sachs Group, Inc.	1,570,549	15,382,500	4.67%

Semiconductors & Related Devices
425,000	NVIDIA Corp.	24,228,203	79,262,500
99,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	21,249,272	30,085,110
		45,477,475	109,347,610	33.21%
Services-Business Services
7,625	Mercadolibre, Inc. (Uruguay) *	12,255,986	15,358,733	4.66%

State Commercial Banks
100,000	East West Bancorp, Inc.	2,849,022	11,239,000	3.41%

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
25,000	Nucor Corp.	3,403,392	4,077,750	1.24%

	Total Common Stocks	138,348,627	327,009,665	99.30%

MONEY MARKET FUND
2,058,433	Goldman Sachs Financial Square Government Fund Class Institutional, 3.67% (a)	2,058,433	2,058,433	0.63%

	Total Investments	$140,407,060	$329,068,098	99.93%

	Other Assets Less Liabilities, Net		242,432	0.07%

	Net Assets		$329,310,530	100.00%

* Non-Income producing securities during the period.
** Level 2 Security
*** Level 3 Security. This security was valued using significant unobservable inputs.
(a) Variable rate security; the rate shown represents the yield at December 31, 2025.
(b) Actual shares owned 0.114 shares.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2025
Assets
Investment in securities at market value (cost $140,407,060)	$ 329,068,098
Receivables:
Cash	6,900
Dividends & Interest	297,667
Securities Sold	499,096
Shareholder Subscriptions	24,784
Prepaid expenses	18,856
Total Assets	329,915,401
Liabilities
Payables:
Securities purchased	548,525
Shareholder Redemptions	27,541
Trustee fees	14,331
Accrued expenses	14,474
Total Liabilities	604,871

Net Assets (Equivalent to $35.66 per share based on 9,235,029	$ 329,310,530
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $35.66 x 0.98 = $34.95 (Note 8)

Composition of Net Assets
Shares of common stock	$ 92,350
Additional paid-in capital	128,784,923
Distributable earnings	200,433,257

Net Assets	$ 329,310,530

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
Investment Income
Dividends (net of foreign withholding taxes of $37,545)	$ 2,929,564
Interest	64,453
Total Investment Income	2,994,017

Expenses
Management fees	3,098,922
Transfer agent and accounting fees	63,187
Trustees' fees and expenses	52,899
Custodian and bank fees	33,996
Compliance Officer fees	30,335
Professional fees	28,480
Registration fees	22,562
Office expenses	20,235
Insurance	15,457
Postage & printing fees	12,980
NSCC fees	6,052
NASDAQ fees	815
Miscellaneous fees	302
Total Expenses	3,386,222

Net Investment Loss	(392,205)

Realized and Unrealized Gain from Investments
Net realized gain from investments	43,735,625
Net change in unrealized appreciation on investments	9,521,909
Net realized and unrealized gain from investments	53,257,534

Net increase in net assets resulting from operations	$ 52,865,329

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

	STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2025	12/31/2024

Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ (392,205)	$ 839,367
Net realized gain from investments	43,735,625	28,787,586
Unrealized appreciation on investments	9,521,909	42,415,674
Net increase in assets resulting from operations	52,865,329	72,042,627

Distributions to Shareholders	(43,571,147)	(21,820,308)

Capital Share Transactions	2,700,436	(21,224,016)

Total Increase in Net Assets	11,994,618	28,998,303

Net Assets at Beginning of Year	317,315,912	288,317,609

Net Assets at End of Year	$ 329,310,530	$ 317,315,912

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Selected data for a share outstanding
throughout each year:	Years Ended
	12/31/2025		12/31/2024		12/31/2023		12/31/2022		12/31/2021
Net Asset Value -
Beginning of Year	$ 34.56		$ 29.02		$ 23.01		$ 35.39		$ 32.47
Net Investment Income (Loss) (1)	(0.05)		0.09		0.06		0.20		0.11
Net Gains or (Losses) on Investments
(realized and unrealized)	6.42		7.95		8.32		(10.78)		7.04
Total from Investment Operations	6.37		8.04		8.38		(10.58)		7.15

Less Distributions
From net investment income	(0.10)		0.00		(0.06)		(0.21)		(0.11)
From realized gains	(5.17)		(2.50)		(2.31)		(1.59)		(4.12)
Total Distributions	(5.27)		(2.50)		(2.37)		(1.80)		(4.23)

Paid in capital from redemption fees	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*

Net Asset Value -
End of Year	$ 35.66		$ 34.56		$ 29.02		$ 23.01		$ 35.39

Total Return (2)	18.45%		27.38%		36.44%		(30.08)%		22.27%

Net Assets - End of Year (000's omitted)	$ 329,311		$ 317,316		$ 288,318		$ 238,020		$ 376,399

Ratio of Expenses to Average Net Assets	1.10%		1.10%		1.10%		1.10%		1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%		0.28%		0.21%		0.68%		0.30%

Portfolio Turnover Rate	37.03%		30.26%		23.38%		29.02%		25.43%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.
(2) Total return assumes reinvestment of dividends.
* Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

matthew 25 fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024) or expected to be taken on the Fund’s 2025 tax return. The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2025, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Security Transactions and Investment Income

The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferrals of wash sales losses, real estate investment trusts and net investment losses. Permanent difference such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital. The Fund has recorded a reclassification in the capital accounts. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $3,225,456 from accumulated net realized gain to paid-in-capital.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2, or Level 3 as applicable.

Short-term investment. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2025:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$313,756,713	$ 13,245,157	$ 7,795	$327,009,665
Short-Term Investment	2,058,433	-	-	2,058,433
	$315,815,146	$ 13,245,157	$ 7,795	$329,068,098

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2024	$6,582
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	1,041
Realized Gain/(Loss)	-
Purchases/Sales	172
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2025	$7,795

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2025, as computed pursuant to the investment advisory agreement, totaled $3,098,922. The management fee is the only revenue for the Advisor and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 5 – Segment Reporting

The Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Advisor to make investment decisions, and the results of the operations, as shown in the statement of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a Fund based on performance measurements. Due to the significance of oversight and their role, Mark Mulholland is deemed to be the Chief Operating Decision Maker.

NOTE 6 - Investments

For the year ended December 31, 2025, purchases and sales of investment securities other than short-term investments aggregated $115,212,354 and $156,934,260, respectively.

NOTE 7 - Capital Share Transactions

As of December 31, 2025, there were 100,000,000 shares of $0.01 per value capital stock authorized. Transactions in capital stock were as follows:

	December 31, 2025		December 31, 2024
	Shares	Amount	Shares	Amount
Shares sold	181,352	$ 6,475,993	156,745	$ 4,971,903
Shares reinvested	1,049,048	37,346,122	524,573	18,847,905
Redemption fees	-	7,278	-	847
Shares redeemed	(1,176,740)	(41,128,957)	(1,436,424)	(45,044,671)
Net increase (decrease)	53,660	$ 2,700,436	(755,106)	$(21,224,016)

NOTE 8 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less. The redemption fee does not apply to shares purchased through reinvested distributions. For the year ended December 31, 2025, the Fund received $7,278 in redemption fees that were reclassified to paid-in capital.

NOTE 9 – Tax Matters

As of December 31, 2025, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments +                                   $ 140,408,235

Gross tax unrealized appreciation on investments    $ 189,558,870

Gross tax unrealized depreciation on investments             (899,007)

Net tax unrealized appreciation                                       $ 188,659,863

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2025, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                       $ 1,427,782

Undistributed capital gain                                 10,345,612

Unrealized appreciation                                   188,659,863

Total distributable earnings                           $200,433,257

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2025 and 2024 are as follows:

	12/31/2025	12/31/2024
Ordinary income	$ 850,842	$ 10,515
Long-term capital gain	42,720,305	21,809,793
Total	$ 43,571,147	$ 21,820,308

NOTE 10 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 11 – Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, trade barriers, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

NOTE 12 – New Accounting Pronouncement

On December 14, 2023, the FASB issued ASU 2023-09-Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to Accounting Standards Codification (ASC) 740, Income Taxes. The Fund has adopted ASU 2023-09 as of December 31, 2025, with no material impact on the Fund's financial statements.

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments will become effective on April 9, 2024. The compliance date is June 11, 2026 for Funds with more than $1 billion in assets and December 11, 2026 for Funds with less than $1 billion in assets. The Fund is in compliance with this new rule.

NOTE 13 – Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Matthew 25 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund (the "Fund"), including the schedule of investments, as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2025, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2000

Huntingdon Valley, Pennsylvania

February 25, 2026

matthew 25 fund

ADDITIONAL INFORMATION

DECEMBER 31, 2025 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-888-M25-FUND. The Proxy Voting Record is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

In preparation for the Advisory Agreement Renewal, on September 15, 2025, the Board of Trustees requested documents from the Investment Advisor in order to evaluate the terms of the Advisory Agreement. At an in-person meeting held on October 21, 2025, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), approved the continuation of the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. In fulfilling their responsibilities to the Fund and its Shareholders, the conclusions reached by the Trustees were based on their business judgment after a comprehensive evaluation of the information provided and were not the result of any one factor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. The Trustees reviewed and discussed the Investment Advisor's Form ADV. They discussed the Investment Advisor's internal compliance policies, as well as Fund expense ratios and portfolio turnover. They noted that the Investment Advisor receives no soft dollars. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his full tenure managing this Fund. The Trustees considered year-to-date performance along with annual performance for 1, 5, and 10 year(s) as well as performance for 15 years, 25 years and since the Fund’s inception. Greatest emphasis is always placed on the long-term investment performance. As of 6/30/2025 the current advisor had underperformed the S&P 500 Index in the 5,10 and 15 year periods, and outperformed the index in the 1, 25 year(s) period and in the period since inception. The Trustees try to compare this Fund’s performance to similar funds such as funds classified as Multi-Cap Core whenever this information is attainable without charge to the Fund. Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.10% for a total expense rate of 1.10%. This expense ratio was compared to Morningstar’s Large Blend Category (its current classification for MXXVX). This peer group average expense ratio was 0.88%, placing the Fund above that average. Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement. The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets. See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees. Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows. A review of the Fund’s historical expense ratios indicates that as the assets increase, expense ratios decrease. The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs. The Advisor pays the costs to the brokers for the NTF programs. The two major brokers, Charles Schwab and Fidelity, charge 0.40% on these assets. Therefore, the Advisor earns net 0.60% on such NTF investments in the Fund. Other brokers charge similar fees for their NTF programs. In addition, Charles Schwab has a minimum monthly NTF fee of $2,000 that the Advisor pays whenever assets with Schwab are below $6,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. The Trustees determined that the information provided was sufficient to evaluate the Advisory Agreement. On the basis of its review and the foregoing information, with no single factor being determinative, the Board of Trustees concluded that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances. They further concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

This report is provided for the general information of Matthew 25 Fund shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 7 of this Form.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     Principal Executive Officer and Principal Financial Officer

Date 3/2/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     Principal Executive Officer and Principal Financial Officer

Date 3/2/2026